UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005

LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11311 (Commission File Number)	13-3386776 (IRS Employer Identification Number)
21557 Telegraph Road, Southfield, MI (Address of principal executive offices)		48034 (Zip Code)

(248) 447-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Section 1 — Registrant’s Business and Operations
Section 9 — Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 10.4
Exhibit 10.5
Exhibit 10.6
Exhibit 10.7

2

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

        On March 15, 2005, Lear Corporation (“Lear”) entered into revised employment agreements (each a “Revised Employment Agreement” and collectively, the “Revised Employment Agreements”) with its executive officers and certain other key employees, including: Robert E. Rossiter, Chairman and Chief Executive Officer; James H. Vandenberghe, Vice Chairman; Douglas G. DelGrosso, President and Chief Operating Officer — Americas; Donald J. Stebbins, President and Chief Operating Officer — Europe, Asia and Africa; David C. Wajsgras, Senior Vice President and Chief Financial Officer; Roger A. Jackson, Senior Vice President — Human Resources; and Daniel A. Ninivaggi, Senior Vice President, Secretary and General Counsel. The Revised Employment Agreements replace the prior employment agreements with these executives (each a “Prior Agreement”, and collectively, the “Prior Agreements”).

        The terms and conditions of the Revised Employment Agreements are substantially similar to those of the Prior Agreements except (i) the Revised Employment Agreements have a rolling term of two years following the first anniversary of their effective date, while the Prior Agreements had a rolling term of three years and (ii) the applicable severance periods of the Revised Employment Agreements have been likewise shortened. The Revised Employment Agreements also modify and clarify the treatment of outstanding equity-based awards upon termination of employment by Lear other than for “cause” or by the executive for “good reason” (as such terms are defined in the Revised Employment Agreements), providing (i) for outstanding awards subject to time-based vesting to continue to vest during the severance period and, after the severance period, for such non-vested awards to vest on a pro rata basis and (ii) for outstanding awards subject to vesting upon satisfaction of specified performance measures to be paid on a pro rata basis, if and to the extent that all relevant performance targets are actually achieved. In addition, the Revised Employment Agreements include somewhat broader non-competition covenants and generally give Lear more flexibility in providing benefits and, in the case of certain executives, assigning responsibilities. The Revised Employment Agreements do not increase the base compensation of the executives from the amounts previously approved by the Compensation Committee of Lear’s Board of Directors. Under the terms of the Revised Employment Agreements, each executive officer is also eligible to participate in the welfare, retirement, perquisite and fringe benefit, and other benefit plans, practices, policies and programs, as may be in effect from time to time, for senior executives of Lear generally.

        The foregoing description of the Revised Employment Agreements is qualified in its entirety by reference to the Revised Employment Agreements filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 hereto which are hereby incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

        On March 15, 2005, upon entering into the Revised Employment Agreements with Lear’s executive officers as described in Item 1.01 of this Current Report, the Prior Agreements between Lear and its executive officers were replaced and superseded by the Revised Employment Agreements (in effect, terminating the Prior Agreements). A description of the material terms of the Prior Agreements with Messrs. Rossiter, Vandenberghe, DelGrosso, Stebbins and Wajsgras is contained in Lear’s definitive proxy statement on Schedule 14A filed

3

on April 2, 2004 for the 2004 annual meeting of stockholders under “Executive Compensation — Employment Agreements”, which section is hereby incorporated by reference herein. The Prior Agreements with Messrs. Ninivaggi and Jackson contain substantially similar terms as the aforementioned Prior Agreements, other than base compensation levels. The Prior Agreements with Mr. Rossiter, Mr. Vandenberghe, Mr. DelGrosso and Mr. Stebbins, each dated July 5, 2000, were filed as exhibits to Lear’s quarterly report on Form 10-Q for the quarter ended July 1, 2000, and are hereby incorporated by reference herein. The Prior Agreement with Mr. Wajsgras, dated July 5, 2000, was filed as an exhibit to Lear’s annual report on Form 10-K for the year ended December 31, 2002 and the Prior Agreement with Mr. Ninivaggi, dated July 28, 2003, was filed as an exhibit to Lear’s quarterly report on Form 10-Q for the quarter ended September 27, 2003, and are each hereby incorporated by reference herein.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
Exhibit 10.1	Employment Agreement, dated March 15, 2005, between Lear Corporation and Robert E. Rossiter
Exhibit 10.2	Employment Agreement, dated March 15, 2005, between Lear Corporation and James H. Vandenberghe
Exhibit 10.3	Employment Agreement, dated March 15, 2005, between Lear Corporation and Douglas G. DelGrosso
Exhibit 10.4	Employment Agreement, dated March 15, 2005, between Lear Corporation and Donald J. Stebbins
Exhibit 10.5	Employment Agreement, dated March 15, 2005, between Lear Corporation and David C. Wajsgras
Exhibit 10.6	Employment Agreement, dated March 15, 2005, between Lear Corporation and Daniel A. Ninivaggi
Exhibit 10.7	Employment Agreement, dated March 15, 2005, between Lear Corporation and Roger A. Jackson
4

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation
Date: March 18, 2005	By:	/s/ Daniel A. Ninivaggi
	Name: Title:	Daniel A. Ninivaggi Senior Vice President, Secretary and General Counsel
5

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Employment Agreement, dated March 15, 2005, between Lear Corporation and Robert E. Rossiter
Exhibit 10.2	Employment Agreement, dated March 15, 2005, between Lear Corporation and James H. Vandenberghe
Exhibit 10.3	Employment Agreement, dated March 15, 2005, between Lear Corporation and Douglas G. DelGrosso
Exhibit 10.4	Employment Agreement, dated March 15, 2005, between Lear Corporation and Donald J. Stebbins
Exhibit 10.5	Employment Agreement, dated March 15, 2005, between Lear Corporation and David C. Wajsgras
Exhibit 10.6	Employment Agreement, dated March 15, 2005, between Lear Corporation and Daniel A. Ninivaggi
Exhibit 10.7	Employment Agreement, dated March 15, 2005, between Lear Corporation and Roger A. Jackson
6